Exhibit 99.1

Active Power Enters into Asset Purchase Agreement
with Langley Holdings PLC

Transaction Unites Flywheel UPS Specialist with
World’s Largest Rotary UPS Manufacturer

AUSTIN, Texas (Sept. 30, 2016) – Active Power (NASDAQ: ACPW) (“Company”), a manufacturer of flywheel energy storage products and modular infrastructure solutions (MIS), today announced that it has signed an Asset Purchase Agreement (APA) with Langley Holdings PLC (“Langley”). Under the terms of the APA, Langley will acquire substantially all assets and operations of Active Power, including the Active Power name, through their Piller USA Inc. subsidiary for a nominal purchase price, plus the assumption of all debt, liabilities, customer, employee and purchase commitments going forward. Closing is subject to customary conditions and to the approval of the stockholders of Active Power. Closing is expected to occur in the fourth quarter of 2016.

Langley is a diverse, privately owned engineering and industrial group based in the United Kingdom with principal operating divisions located in Germany and France and more than 80 subsidiaries worldwide. The group was founded by the current Chairman, Tony Langley, in 1975 and had revenues of $1.1 billion in 2015. In 2004, Langley acquired Piller Group GmbH, a world leader in power protection technology and rotary UPS systems. Langley’s mid-year 2016 financial statements can be viewed here.

“The acquisition of the assets of Active Power is consistent with Langley’s strategy and business model,” said Board member, Bernard J. Langley. “The addition of Active Power’s differentiated flywheel UPS technology to Piller’s power protection portfolio will further strengthen its position in the market, creating more compelling alternatives to traditional UPS offerings for mission critical applications. We plan to maintain Active Power’s manufacturing operations in Austin, further expanding our operating footprint in the United States with this acquisition.”

“We are delighted to enter into this agreement with Langley as we believe it equitably addresses the present circumstances facing Active Power with an optimized outcome,” said Mark A. Ascolese, the Company’s President and CEO. “The current capital market environment is very challenging, making it difficult to raise capital through traditional equity financing to support our current operations. Langley is a proven, long-term investor and this deal enables us to avoid a costly liquidation process or further funding operations given our diminished cash balance. We believe it is the best alternative available for the benefit of our stockholders, customers, employees and vendors.”

After the Closing, under the APA the Company will transition its business model to monetize non-core intellectual property assets not purchased by Langley, and to acquire profitable businesses. The Company is in active negotiations with several parties to raise additional capital to support this business strategy.

“The Agreement with Langley is an important step towards positioning the Company for the future,” Ascolese continued. “Our business plan is to leverage the assets not sold to Langley and to acquire and operate businesses that will generate profit and positive cash flows, thereby creating enterprise value and utilizing our net operating loss carry forward and other tax benefits1. We believe this strategy is in the best interest of all our stakeholders and will result in higher long term stockholder value than the other alternatives available to us.”

About Active Power
Active Power (NASDAQ: ACPW) designs and manufactures flywheel uninterruptible power supply (UPS) systems, modular infrastructure solutions (MIS), and energy storage products for mission critical and renewable applications worldwide. The company’s products deliver 40 percent lower total cost of ownership, are proven 12 times less likely to fail and produce nine times less carbon emissions that conventional UPS products.. Customers are served via Austin and three regional operations centers located in the United Kingdom, Germany and China, that support the deployment of systems in more than 50 countries. For more information, visit www.activepower.com.

Active Power and Driven by Motion are registered trademarks of Active Power, Inc. The Active Power logo is a trademark of Active Power, Inc.

About Piller
Piller Power Systems GmbH is a world leader in power protection technology. The company builds electrical systems for mission critical applications worldwide. Clients include many of the world's central and commercial banks, stock exchanges and other financial institutions, as well as broadcasters, telecommunications networks, airports, government departments and co-location operators. Founded by the German engineer Anton Piller in 1909, more than a century on Piller is still headquartered and produces in Osterode and nearby Bilshausen, although today the company has subsidiaries across Europe, the Americas, Asia and Australia and employs over 800 people worldwide. Piller is a division of the privately owned British engineering and industrial group, Langley Holdings PLC. www.piller.com.

About Langley Holdings PLC
Langley Holdings PLC is a diverse, privately owned engineering and industrial group based in the United Kingdom with principal operating divisions located in Germany and France and more than 80 subsidiaries worldwide. The group's companies produce equipment ranging from electrical systems for data centers, machinery for cement and steel plants to food packaging lines, automotive welding equipment and printing presses. The group was founded in 1975 by the current chairman, Tony Langley, and currently employs around 4,300 people worldwide. www.langleyholdings.com.

Participants in the Solicitation
The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in

1The Net Operating Loss Shareholder Rights Agreement announced on June 15, 2016, was designed to preserve Active Power Inc.’s substantial tax assets. See press release here connection with the proposed transaction. Information about the Company’s directors and executive officers is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 23, 2016 and the proxy statement for the Company’s 2015 annual meeting of stockholders, filed with the SEC on March 16, 2016. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements
This current report contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Forward-looking statements may be typically identified by such words as “may,” “will,” “should,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend” and other similar expressions, among others. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause our actual results to differ materially from the expectations expressed in the forward-looking statements. Although we believe that the expectations reflected in our forward-looking statements are reasonable, any or all of our forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward-looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations. Factors that could cause our actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the proposed transaction are not satisfied (including a failure of the stockholders of the Company to approve, on a timely basis or otherwise, the proposed transaction); (2) litigation relating to the proposed transaction; (3) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Langley and the Company to consummate the proposed transaction; (4) risks that the proposed transaction disrupts the current plans and operations of the Company; (5) competitive responses to the proposed transaction; (6) unexpected costs, charges or expenses resulting from the proposed transaction; (7) potential adverse reactions or changes to business relationships resulting from the announcement of the proposed transaction; and (8) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2015, and our more recent reports filed with the SEC. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements speak only as of the date of the communication in which they are contained. The Company can give no assurance that the conditions to the proposed transaction will be satisfied. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Active Power Press Contact:
Lee Higgins
Senior Manager, PR and IR
+1 512 744-9488
lhiggins@activepower.com

Active Power Investor Contact:
Jordan Darrow
+1 512 551-9296
jdarrow@darrowir.com

Langley Holdings PLC Press Contact:
Crista Baxter
Head of Marketing & Corporate Communications
crista.baxter@langleyholdings.com